STOCK OPTION CERTIFICATE
OF
AGRIFORCE GROWING SYSTEMS LTD.
(the "Corporation")

TO: CannabiDol LLC (the "Optionee")

This stock option certificate (the "**Certificate**") certifies that as of the date of grant set forth below (the "**Date of Grant**"), you have been granted the option (the "**Option**") to purchase the number of common shares of the Corporation set forth below (the "**Option Shares**") at the exercise price set forth below (the "**Exercise Price**"). The Option shall be subject to the terms and conditions set forth in the Corporation's Stock Option Plan, as amended or replaced from time to time (the "**Plan**"), and in addition shall be subject to the terms set forth below. Where used herein all defined terms shall have the respective meanings attributed thereto in the Plan.

Date of Grant:	November 15, 2019
Number of Option Shares:	200,000
Exercise Price:	$1.00 per Option Share
Expiry Date of Option:	November 15, 2025 5:00 p.m. (Vancouver Time)

Exercise Price

The Option provides you with the right to exercise the Option in whole or in part to purchase up to the number of Options Shares set forth above at the Exercise Price. The number of Option Shares subject to the Option and the Exercise Price are each subject to adjustment in certain events in accordance with the Plan.

Expiry Date

The Option is exercisable up until the Expiry Date set forth above, provided that (i) the Expiry Date may be accelerated in accordance with the Plan, (ii) the Options are subject to termination in certain events in accordance with the Plan, and (iii) no Option may be exercised until vested. On the close of business on the Expiry Date, the Option will expire and terminate and be of no further force and effectwhatsoever.

Vesting

You are only entitled to exercise the Option to the extent that the Option has vested. The Option will vest on a cumulative basis on the following schedule:

Date of Vesting	Number of Options Vested
Number of Options Vested at November 15, 2019	25,000
Three month anniversary of Date of Grant	25,000 (12.5%)

Date of Vesting	Number of Options Vested
Six month anniversary of Date of Grant	25,000 (12.5%)
Nine month anniversary of Date of Grant	25,000 (12.5%)
Twelve month anniversary of Date of Grant	25,000 (12.5%)
Fifteen month anniversary of Date of Grant	25,000 (12.5%)
Eighteen month anniversary of Date of Grant	25,000 (12.5%)
Twenty one month anniversary of Date of Grant	25,000 (12.5%)
Total	200,000 (100%)

Exercise of Option

You may exercise the Option from time to time, in whole or in part AND to the extent the Option is vested and exercisable, by delivery of an Election to Exercise in a form substantially the same as that attached hereto as Schedule A (the "**Election to Exercise**"). You must properly complete and execute the Election to Exercise and deliver it to the Corporation together with (except in the event of a cashless exercise) a certified cheque or bank draft in an amount equal to the aggregate Exercise Price for the number of Option Shares specified in the Election to Exercise (the "**Purchase Price**"). You must deliver the Election to Exercise and the Purchase Price to the Corporation at the principal office of the Corporation at Suite 500, 1112 West Pender Street, Vancouver, B.C. V6E 2S1 or such other address in Canada as you may be notified in writing by the Corporation.

Termination of the Option

The Option is subject to termination in certain events under the Plan, including if you cease to be an eligible director, officer, employee or consultant under the Plan. You may not exercise the Option after termination.

Copy of Plan

The Corporation has delivered a copy of the Plan to you with this Certificate. By acceptance of this Certificate, you acknowledge receipt of a copy of the Plan.

Additional Agreements of Optionee

By acceptance of this Certificate and the Option evidenced hereby, you agree and acknowledge that:

(i) the terms of this Option (including the Exercise Price and the number of Options) may be modified by the Corporation without your consent to the extent reasonably necessary to enable the Corporation to list on the Canadian Securities Exchange or on any other stock exchange (the "**CSE**"), of which there is no assurance;

(ii) the certificates representing the Option Shares may be endorsed with certain restrictive legends to the extent required to comply with securities laws applicable to you and the Company and the rules and policies of the CSE, or any other exchange on which the common shares of the Corporation may be traded;

(iii) you will enter into such lock-up or escrow agreements required in connection with the listing of the Company on the CSE, as reasonably requested by the Company;

(iv) the Option and the issuance of the Option Shares have not been registered under the U.S. Securities Act of 1933, as amended and accordingly the Option Shares are not freely tradeable in the United States, and will be endorsed with legends confirming such restricted status if the Optionee is resident in or otherwise subject to U.S. securities laws;

(v) the Option and all Option Shares purchased upon any exercise of the Option have been and will be acquired for investment purposes only and not with the view to distribution or transfer and will be held for your own individual account;

(vi) the Option is not transferable; and

(vii) you will execute and deliver to the Corporation such additional documentation, as reasonable required in the opinion of legal counsel to the Corporation, to establish that the Option Shares may be issued to you in reliance on exemptions from prospectus and registration requirements under applicable securities laws as a condition of the issuance of any Option Shares upon the exercise of the Option;

(viii) where the terms of this Certificate are inconsistent with the terms of the Plan, the terms of the Plan shall prevail.

This Certificate is executed to be effective as of the Date of Grant.

AGRIFORCE GROWING SYSTEMS LTD.

Per: ____________________________
Authorized Signatory

Accepted and agreed by the Optionee:

____
Signature of Optionee

____
Name of Optionee

Schedule A to Option Certificate

Election to Exercise

The undersigned Optionee hereby irrevocably elects to exercise the Option granted by Agriforce Growing Systems Ltd. (the "**Corporation**") on Date of Grant set forth below to purchase the number of Option Shares as set forth below:

Date of Grant of Option:	November 15, 2019
(a) Number of Option Shares to be Acquired:	200,000
(b) Exercise Price (Per Option Share):	$1.00
Aggregate Purchase Price [(a) multiplied by (b)]:	$200,000

and hereby exercise the Option as follows:

A. Cash Exercise ☐ [Check box as applicable]

The Optionee hereby tenders a certificate cheque or bank draft for such aggregate Purchase Price, and directs such shares to be registered and a certificate therefore to be issued as directed below.

Or

B. Cashless Exercise ☐ [Check box as applicable]

The Optionee elects to complete a cashless exercise of the Options and agrees to the cancellation of that number of Option Shares as is necessary, in accordance with the formula set forth in Exhibit A attached to this Notice, to exercise the Option with respect to the number of Option Shares being purchased by means of a cashless exercise (the "**Cashless Exercise Method**").

The Optionee will further agree to any additional representations and agreements required to ensure compliance with U.S. securities laws if the Optionee is a U.S. person or otherwise subject to U.S. securities laws.

The undersigned acknowledges and agrees that issuance of the Option Shares is subject to the terms and conditions of the Certificate representing the Option and the Stock Option Plan of the Corporation, as amended and replaced from time to time.

DATED this___________day of______________,______.

____
Signature of Optionee

____

DIRECTION AS TO REGISTRATION OF OPTION SHARES

Name of Registered Holder:	Cannabidol LLC
Address of Registered Holder:	16 Norway Rd Gorham, ME USA, 04038

EXHIBIT A

TO NOTICE OF EXERCISE
CASHLESS EXERCISE

1. If permitted by the policies of any stock exchange on which the Company may be listed from time to time, the Option may be exercised by means of a "cashless exercise", in which event the Company shall issue to the undersigned the net number of Shares determined as follows:

$$a = b \times \left(\frac{c - d}{c} \right)$$

where:

a = the net Shares to be issued to the undersigned;

b = the number of Shares in respect of which the Option is being exercised;

c = the average of the "Closing Sale Prices" of the Company's shares of common shares for at least the two trading days ending on the date immediately preceding the Exercise Date; and

d = the Exercise Price of the Option.

2. For purposes hereof, "**Closing Sale Price**" means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 p.m., Toronto time, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no last trade price is reported for such security, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by the OTC Markets Group Inc.

3. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the undersigned.

4. If the Company and the undersigned are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the undersigned or (b) the disputed arithmetic calculation of the Shares of Common Stock to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the undersigned of the results no later than ten business days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.